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                                                               EXHIBIT (10)(a)

         STEPHEN E. ROTH
    DIRECT LINE: (202) 383-0158
    Internet: sroth@sablaw.com



                                               February 27, 2001



Board of Directors
GE Life and Annuity Assurance
 Company
6610 West Broad Street
Richmond, VA 23230

          Re   GE Life & Annuity Separate Account 4
               ------------------------------------

Ladies and Gentlemen:

          We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain flexible premium variable deferred annuity contracts (File No. 333-47732). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              SUTHERLAND ASBILL & BRENNAN LLP



                              By: /s/ Stephen E. Roth
                                  --------------------
                                  Stephen E. Roth